UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 15, 2004 (December 9, 2004)

Introgen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21291	74-2704230

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

301 Congress Avenue, Suite 1850, Austin, Texas	78701

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(512) 708-9310

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Opinion of Wilson Sonsini Goodrich & Rosati
Press Release

Item 8.01. Other Events.

     As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 10, 2004, on December 6, 2004, Introgen Therapeutics, Inc. (the “Company”) entered into a Placement Agent Agreement with Mulier Capital Limited in connection with a registered direct offering of shares of the Company’s common stock yielding proceeds of approximately $16.4 million. The sale of common stock was made under the Company’s registration statement on Form S-3 (File No. 333-107799), as amended, which became effective on August 25, 2003 (the “Registration Statement”).

     On December 9, 2004, the Company sold additional shares of its common stock in a registered direct offering under the Registration Statement and pursuant to the Placement Agent Agreement.

     The related opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, is being filed as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein and incorporated by reference into the shelf registration statement.

     On December 10, 2004, the Company issued a press release announcing the additional registered direct offering of its shares of common stock. The press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein and incorporated by reference into the shelf registration statement.

     The Placement Agent Agreement was filed as Exhibit 10.46 to a Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 10, 2004.

     Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in such press release of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K. The information available at the Company’s Internet address is not part of this Current Report on Form 8-K or any other report filed by the Company with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

99.1	Press Release dated December 10, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2004	INTROGEN THERAPEUTICS, INC.
/s/ James W. Albrecht, Jr.
James W. Albrecht, Jr.
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Document
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

99.1	Press Release dated December 10, 2004.